Exhibit 99.1

ACQUISITION OF September 18, 2006 INVESTOR PRESENTATION

SAFE HARBOR STATEMENT This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as: declines in North American automobile and light truck builds, reductions in outsourcing by our automotive customers, increases in our raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at our facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from our customers, technological developments that could competitively disadvantage us, and risks associated with conducting business in foreign countries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as substantial leverage, limitations imposed by our debt instruments, the adequacy of our liquidity to meet our capital expenditures and other cash requirements, our ability to identify attractive and other strategic opportunities and to successfully integrate acquired businesses including actions we have identified as providing cost-saving opportunities. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

OVERVIEW The New Asahi Tec Overview Strategic Rationale The Market Opportunity Overview Asahi Tec Core Business Historical Growth Overview Metaldyne Core Business Historical Growth Differentiators Technology 2

The NEW ASAHI TEC

THE NEW ASAHI TEC: THE ACQUISITION OF METALDYNE Approximately $2.7 billion in combined annual revenues 10,000 employees 39 manufacturing facilities in 15 countries One of the largest, most balanced, focused powertrain & chassis supplier in the world 2006 approximate expected proforma(1) revenue breakdown: 35% of revenue from Asian manufacturers 50% of revenue from North American manufacturers 15% of revenue from European manufacturers Existing order backlog for Metaldyne should generate further revenue growth for the combined company before any impact of acquisition synergies 3 Note: All information relating to Metaldyne within this presentation is based on Metaldyne’s previous SEC filings. (1) Simple combined basis

ACQUISITION OUTLINE Asahi Tec has agreed to acquire all of the outstanding shares of Metaldyne Corporation, a leading global supplier of powertrain and chassis systems and components, and make Metaldyne Corporation its 100% subsidiary Total value of the acquisition including Metaldyne’s outstanding debt will be approximately USD$1.2 billion (JPY 137 billion) Asahi Tec will pay USD$117 million (JPY 13.7 billion) and USD$98 million (JPY 11.5 billion) to Metaldyne’s common and preferred shareholders respectively Nearly all of the cash proceeds received by Metaldyne’s shareholders will be reinvested in newly issued preferred and common shares of Asahi Tec Asahi Tec will also issue USD$188 million (JPY 22.0 billion) of common stock to RHJ International, Mitsui & Co., and Chuo Mitsui Capital Closing is subject to successful tender of some of Metaldyne’s outstanding bonds, but is expected to be consummated in last quarter of 2006 4

EXPANDED PRODUCT OFFERING Sintered metal Powertrain products Chassis products Aluminum Casting Forging Automotive engine parts Parts for construction machinery and commercial vehicles Chassis parts Techno-Metal Higher modularity and optimal customization Highly-engineered, more value-added components and modules Strengthen product portfolio of casting and forging technology Asahi Tec Metaldyne Asahi Tec will transform into a global automotive supplier that can provide highly-engineered, value-added components and modules (“higher modularity”) augmented by design and manufacturing capabilities to provide optimal solutions for each OEM’s needs (“optimal customization”) 5

EXTENDED GEOGRAPHIC REACH Asahi Tec China 2 Japan 12 Thailand 3 Metaldyne Brazil 1 Canada 1 China 1 Czech Rep. 1 UK 1 France 1 Germany 3 India 1 Italy 1 Japan 1 Mexico 2 South Korea 1 Spain 2 USA 27 Techno-Metal Japan 2 6

DIVERSIFIED CUSTOMER BASE The Metaldyne and Techno-Metal acquisitions have contributed to significantly diversifying Asahi Tec’s OEM base Asahi Tec & Techno-Metal Metaldyne 7

OPERATING UNIT SYNERGY & RATIONALIZATION


metaldyne
ASAHI TEC
Focus 1
Powertrain Products
Sintered Products
Vibration Control
Powertrain
NC-M Operations
Chassis Products
Chassis Europe
Chassis
Ductile
Aluminum GD & HPD
Aluminum Wheel
Other Business
JAPAN Facility
Thailand Facility
Techno-Metal
JAPAN Facility
Thailand Facility
Forged
Focus 2 & 3
NA / Europe OEM Access
Japanese OEM Access

Focus 1: Metaldyne sources Asahi Tec facilities

- Sourcing of ductile/gray iron and aluminum low and high pressure castings

Focus 2: Metaldyne products gain access to Japanese OEMs

- Enhanced relationship for powertrain and chassis product programs at Honda, Toyota and Nissan
- Access to Asahi Tec's other Japanese customers

Focus 3: Asahi Tec products gain access to North America/Europe OEMs

- Access to non-Japanese OEMs including DaimlerChrysler, the largest manufacturer of MD/HD trucks in the world

Focus 4: Combined company SG&A savings

8 ASAHI TEC

STRATEGIC & TACTICAL FIT Complete integration of Techno-Metals: Improve Aluminum Wheels profitability: Grow Asian OEM PC/LT business: Accelerate relocation to Thailand/China: Move to value-added products: Leverage ductile iron technology: Expand globally: Existing business priorities for: Asahi Tec Business Priorities Successful integration of 5 acquisitions including DCX New Castle Metaldyne University, a training forum to show best practices across global operations 17% of sales by 2009 with further growth Significant sourcing opportunities Extensive product portfolio with established Japanese OEM interest Purchases over 80,000 tons annually Established North American/European infrastructure Metaldyne offers: 9

STRATEGIC & TACTICAL FIT Equity infusion via RHJI and Mitsui In-place infrastructure, relationships and Japanese supplier “status” can expand existing model Greater financial and customer resources In-place infrastructure Development of advanced new ductile materials Existing business priorities for: Deleverage balance sheet: Gain greater access to Asian OEM’s: Business model has achieved significant customer support, need to expand: Access to Thailand market and cost base: Technology edge for chassis products: Metaldyne Business Priorities Asahi Tec offers: 10

26% 9% 22% 14% 5% 16.915.820042012NAFTA Europe Japan/Korea 0.8% p.a. China x% = Estimated worldwide market share of vehicle production 2012 3.62.5200420124.7% p.a. 23.320.0200420121.9% p.a. 9.14.7200520128.6% p.a. 14.813.0200420121.6% p.a. South America 9% 15% Source: Q1 2006 CSM Forecasts; Roland Berger analysis WORLDWIDE VEHICLE DEMAND GROWTH Vehicle PC/LT production 2004-2012 (m units) Estimated global CAGR pf 2.4% from 2004 to 2012, Industry remains one of the largest growth markets in the world 11

ROLE OF ASIA IN VEHICLE DEVELOPMENT 20 21 19 21 0 0 12 11 0 0 1 28 20 3 34 0 22 7 9 10 0 5 10 15 20 25 30 35 40 1997 2001 2005 2011 Millions 63% Growth Asian primary development expected to account for all or part of 50% of global output by 2011 Source: 2005 © CSM Worldwide Asia Europe Europe/Asia N.America N.America/Europe 12

AUTO MANUFACTURERS PRIORITIES & SUPPLIER RESPONSE

Manufacturers Priorities

GLOBAL PRESENCE

- NA OEM's: Expand to Asia, minimize core market losses
- Asian OEM's: Grow China, NA & Europe
- European OEM's: Expand to Asia, minimize core market losses

FUEL EFFICIENCY

- NA OEM's: New drivelines/vehicles
- Asian OEM's: New drivelines/vehicles
- European OEM's: New drivelines/vehicles

COST CONTROL

- NA OEM's: Exit internal/high cost suppliers
- Asian OEM's: Leverage strength, outsource to support growth
- European OEM's: Restructure cost base

Suppliers Response

Major Market Opportunity Exists for Suppliers That Are:

- Globally positioned
- Have lower cost base
- Pursue value-added powertrain & chassis products
- Build from technical advanced position
- Can pass through material price escalation
- Focus on operating acumen

13 ASAHI TEC

OVERVIEW: ASAHI TEC

ASAHI TEC STRATEGY Currently a leading supplier of casting and forging products for the: Passenger Car/Light Truck Industry Medium/Heavy Truck Industry Construction Industry Motorcycle Industry Relationship with Metaldyne affords opportunity to: Move into Engineered Products Expand product portfolio in Japanese market Gain access to global market for existing product portfolio Wheels: Focus on improving business profitability Techno-Metal expands presence in large castings with limited competitive threats: Mitsubishi Fuso Supply Agreement Key supplier role with world’s largest M/HD truck producer; DaimlerChrysler Environmental & Electric Power: Remain opportunistic with these key “infrastructure” businesses 14

Auto Parts / Industrial Machinery Parts Four / Two-wheel Vehicle Aluminum Wheel Insulator Fitting / Electricity Distribution Line Fitting Environmental Equipment / Water Processing Equipment / Sewage System Ductile / Aluminum / Die-casting Aluminum Wheel Electric Power Equipment Environmental Equipment ASAHI TEC BUSINESS PORTFOLIO 15

SALES BREAKDOWN Note: (1) Others does not include consolidated adjustment Includes full year FY2005 figures of Techno-Metal in calculating sales breakdown Japan 89.5% Asia 10.0% Aluminum Casting and Forging 24.7% Aluminum Wheel 13.1% Environmental Systems 6.0% Electric Power Equipment 2.8% Others(1) 1.9% Mitsubishi Fuso 37.9% Suzuki 8.0% Honda 3.9% Mitsubishi Motor 7.4% Mitsubishi Heavy 6.2% HAC-TL 1.2% Nissan Diesel 1.4% Others 25.5% Shin Caterpillar Mitsubishi 3.0% Iron Casting and Forging 51.5% Others 0.5% NGK 2.0% MMTh 3.5% Breakdown by Geography (FY2005) Breakdown by Core Product Category (FY2005) Breakdown by Customer (FY2005) 16

RECENT EXPANSIONS Thailand: Asahi Tec Aluminum (Thailand) & Asahi Tec Metals (Thailand) Transfer of aluminum wheel production to this subsidiary was completed last December. At the time of transfer there were some complications associated with the launch of transferred parts, but currently production is recovering Due to the high growth of the Thai auto industry, the iron casting, aluminum casting, and aluminum high pressure die casting businesses are expanding China: Dicastal Asahi AluminumThe Chinese JV is steadily expanding its production against a background of buoyant Chinese market demand R&D center in Guangzhou was established this past April as the technology hub for China development Techno-Metal Acquisition of Techno-Metal enhanced the production capability of engine core parts Plans to: Improve production efficiency through optimal allocation of parts that fit both Asahi Tec and Techno-Metal’s production lines Reduce purchasing costs through optimal procurement sources and purchasing methods in an effort to benefit from economies of scale 17

ASAHI TEC GROWTH STRATEGY Asahi Tec has expanded steadily from both organic and external growth (100M yen) 18 Note: (1) simple combined basis

OVERVIEW: METALDYNE

Key Attributes 12 plants (2 joint), 7 countries, and 2,700 employees Three business units focused on mini corner technology / growth Maximizing New Castle integration Growing Mexican and Asian footprint Leveraging Ford EUCD in Europe Chassis NC-M Operations Chassis Products Chassis Europe Key Attributes 22 plants (2 joint), 11 countries, 1 foreign JV, and 4,100 employees Three business units focused on predominantly proprietary technologies in such areas as powder metal, forged powdered metal, NVH, and exhaust capabilities Technology provides differential and premium price/margin Solid financial performance and track record Declining compensation to sales ratio Powertrain Sintered Products Vibration Controls Powertrain Products METALDYNE OVERVIEW POWERTRAIN CHASSIS 19

METALDYNE KEY PRODUCTS/PRINCIPLE COMPETITORS



Connecting Rods

Competitors:
GKN
Stack pole
Sinterstahl
Mahle



Balance Shaft Modules

Competitors:
Hitachi-Unisin
Mitel
Magna
Aisin Seiki



Damper / Isolation Pulleys

Competitors:
F-Nok
Palysis
EaglePicher
Hasses Verde



Valve Bodies

Competitors:
Trace
Honsel
Aisin
Linamar



Differential Case Assemblies

Competitors:
American Axle
Dana
Linamar
GNDO



Clutch Modules

Competitors:
Linamar
Magna-Steyr
BorgWarner



Exhaust Manifolds

Competitors:
Benteler
Tenneco
Faurecia
Arvin Meritor



Mini Corner Assemblies

Competitors:
TRW
Hayes
Lemmerz
Linamar
Uniboring

20 ASAHI TEC

METALDYNE GROWTH STRATEGY Metaldyne has expanded steadily from both organic and external growth (in millions $) 18 Note:  Excludes the divestures of TriMas and North American Forgings (1) As presented in SEC Filings

2006 New Program Launches 2006 NEW PROGRAM LAUNCHES 35.6 Connecting Rods 160.9 Other 10.6 Wheel Hubs 30.7 Balance Shaft Modules 64.3 Differential Gears/Assemblies 25.2 Valve Bodies 16.3 Dampers 8.6 Control Arms 41.6 Knuckles/Mini Corner Modules Peak Sales(1) (millions) 2006 New Program Launches Differential Case  Assemblies Mini Corner  Assemblies Valve Bodies Connecting Rods Balance Shaft  Modules 21 (1)Represents peak sales within the programs life as forecasted using CSM.

ASIAN FOOTPRINT EXPANSION Existing Facility in 2001 New Since 2001 AMERICAS Canada Mexico Brazil EUROPE United Kingdom France Germany Czechia Italy Spain ASIA Japan Korea China India Sales and /or R&D Engine  Products PM & Con Rod Vibration Control Hydraulic Controls Chassis Products Forgings United States Driveline Products 06 07 TBD 06 06 06 06 22

 METALDYNE ASIAN GROWTH Metaldyne Asian OEM/Asian Sales Forecast (as of Q2 2006) (includes In Production, Awarded, Hi Prob, Tracking for supply to Asian OEM and Other OEMs sales in Asian market) $197.7M $237.1M $298.5M $443.5M $488.3M Asian-based resources focus on balancing customer base  - Asian shift underway  Forecast of 20% of sales by 2010 (vs. 10% in 2006 vs. 5% in 2001)  Transitioning to Asia-based supply - 10% of Metaldyne sales locally in Asia by 2010 (vs. nil in 2001) 23 $0$50,000$100,000$150,000$200,000$250,000$300,00020062007200820092010North AmericaAsiaEurope

2006 CURRENT ORDERBOOK 8% Asian OEMs 17% Asian OEMs (1) Sales to end vehicle platforms (sees through Tier 1 sales relationships) (2) Includes sales that are currently being manufactured; business that has been “awarded” (with a purchase order and/or letter of intent in Company possession); “highly probable” quoted business that has a prototype order or an encouraging letter from the customer; and other “tracking” business that has been quoted to the customer 2009  $ in mils. 24 Ford 21% General Motors 12% Other 23% DCX 27% Honda 3% Toyota 4% Hyundai 5% Ren/Nis 5% DCX 37% Ford 21% General Motors 12% Other 21% Ren/Nis 2% Honda 1% Toyota 2% Hyundai 3% PSA 1%

METALDYNE HISTORIC vs. FORD/GM Metaldyne Net Sales vs. Ford/GM Build CAGR 2001-2005 (2.9%)  16.5% 8.9%  Metaldyne has increased sales over last five years despite overall production declines from the two market share leaders. Metaldyne growth generated from: Additional content at Ford/GM offsetting Ford/GM production declines Expansion of Asian OEM business Industry acceptance of Metaldyne technology by all of the world’s car makers Source:  Metaldyne “Ford/GM Production” defined as NAFTA Light Vehicle Forecast “Diversified/Acquisitions” includes Livonia Fittings, Rome, Bedford Heights and New Castle, Greensboro 25 0 20 40 60 80 100 120 140 160 180 200 2001 2002 2003 2004 2005 as % of 2001 figures Ford/GM Production Metaldyne Sales w/Divestitures/Acquisitions Metaldyne Sales w/o Divestitures/Acquisitions

TECHNOLOGY

Variable Flow Oil Pump Technology Insert Molded Tube Technology Transmission Valve Body Modules Single Mass Dual Mode Damper Balance Shaft Module Sintered Products   Advanced Material Development: New Material Iron Metaldyne Suspension System Dynaturn SystemsTECHNOLOGY Powertrain Chassis 26

COMPETITIVE ADVANTAGE THROUGH PRODUCT AND PROCESS INNOVATION Balance Shaft  Modules Clutch Modules Connecting Rods Valve Bodies Mini Corner  Assemblies Damper / Isolation Pulleys Differential Case  Assemblies

SINGLE MASS DUAL MODE DAMPER C/S Bending Damper Toyota first introduced the Bending damper in 1989 to address C/S Bending A second damper was added to the torsion damper that works in the radial direction This approach adds mass to the end of the crankshaft The added mass lowers the crankshaft bending frequency  This intern lowers resonant frequencies and pulls additional vibration modes into the engine speed range that must be dealt with Traditional Solution  to C/S Bending Existing Torsion Damper Bending Damper Added Torsion Bending

C/S BENDING DAMPER Metaldyne has developed a patented design which utilizes the existing Torsion Damper When combined with the structural design of the hub, overall engine NVH can be significantly influenced Torsional Fluctuations Torsional Cancellation Bending Fluctuations Metaldyne defined “Roll Mode” Translated Bending Cancellation Vertical Direction Lateral Direction Axial Direction Pat. # 5,231,893

C/S BENDING DAMPER Tuning can be changed by modifying the rubber section geometry while keeping the same rubber compound Structural design stiffness of the hub and ring can also be used to impact the bending tuning Patented Single Mass Dual Mode Damper Design

Elimination of weight and cost by utilizing Metaldyne technology (Pat. # 5,231,893) for tuning a single mass damper in both torsion and bending. C/S BENDING DAMPER Competitor’s heavier dual mass dual mode damper with an extra damper needed for tuning. Testing has demonstrated that the SMDM can outperform the DMDM on engine applications Testing results showed improvement with a single-mass dual-mode damper in both overall vibration levels and subjective NVH listening studies Crank Nose Vertical Bending Vibration 2000 6500 3000 4000 5000 6000 2500 3500 4500 5500 rpm 0 70 10 20 30 40 50 60 5 15 25 35 45 55 65 Amplitude g tr2444pr1h_s Crank Nose X 2204_6_s Crank X 2204_3_s Crank X stock_s Crank X No Damper Torsion only SMDM DMDM DMDM SMDM

C/S BENDING DAMPER Single Mass / Dual Mode Dampers  Metaldyne’s patented design* allows, through proper configuration and selection of rubber and component design, damping of both Torsional and Bending vibrations with a single inertial mass. Realized Benefits Reduced Weight Reduced Inertia Eliminates torsional interaction of the dual mass bending damper Improved NVH Characteristics Reduced Parasitic Power Loss Reduced CostUS Patent Number: 5,231,893

VALUE PROPOSITION? WHY SINTERED FORGED TECHNOLOGY FOR CONNECTING RODS? Cost Savings Opportunity + Engineering Value Rough Part Rough Part Rough Part Rough Part STEEL FORGE SINTER FORGE $ Total Cost Machining Machining Acquisition Cost, Consumables,  Maintenance, Efficiency Machining & Assembly Machining & Assembly Machining & Assembly Machining & Assembly Cost Savings Opportunity + Engineering  Value Proven Diesel & Gasoline Applications (85Hp/L or 63kW/L)  High Material UTS, Yield and Cyclic Fatigue Properties Reduced Reciprocating and Rotating Mass Best in Class Weight Control for Improved NVH Near Net Shape Forming - High Material Utilization Design Flexibility for Weight Optimization Improved Dimensional Capability Minimal Crank Bore Deformation at Fracture Split Crank Bore Reassembly Roundness (low residual stress) Less Finishing Operations and Machine Stock Forging and Machining Process Robustness

SINTER FORGED TECHNOLOGY – MATERIAL & DESIGN C70 HS150TM HS160 HS170 High Fatigue Strength Material Design Optimization Pin End Design Optimization Crank End 100% 130% 133% 139% 0% 25% 50% 75% 100% 125% 150% Relative Fatigue Strength  (%) 0 10 20 30 40 50 60 70 Scatter (MPa)

Steel Forging Sinter Forge SINTERED FORGED TECHNOLOGY – MATERIAL UTILIZATION EFFICIENCEY Less material Less forming strokes Increased tool life  Improved die dimensional capability Improved weight control Significant reduction in machining Preform »  ± 2.0 g

SINTERED FORGED TECHNOLOGY – VALUE

Maximized Material Utilization


Raw Material
Rough Formed Part
Finish Machined Part
Material Mass (grams)
1800
1600
1400
1200
1000
800
600
400
200
0
42% Util
85% Util
Forged Steel
Metaldyne Powder Forged Technology

ASAHI TEC

Formed Small End Pin Bore No Back-Counter Bore Machining Required No Draft Angle or Trim Line Minimal Bolt Seat Machine Stock Sinter Forge Technology  Forming Advantage Minimal Thrust Face Machine Stock Minimal Crank Bore Machine Stock SINTER FORGED TECHNOLOGY – NEAR NET FORMING Simple V-Block Fixturing Forged-in Chamfers on Datum or non-Datum Side Mechanical Broach Fracture Notch (no laser etch required)

Sinter forging advantage - Reduced balancing moment variation Smaller range and tighter distribution within the range SINTER FORGED TECHNOLOGY – WEIGHT CONTROL 64% Decrease 67% Decrease 55% Decrease Pin End Crank End 74% Decrease 0.48 3.6 0.62 1.87 10.1 1.87 5.8 13 0 2 4 6 8 10 12 14 Sigma Range Sigma Range Weight Variation (grams) Powder Forging Drop Forging

GLOBAL CONNECTING ROD PRODUCTION I4 Engines continue to see significant growth (12% from 2006-10) I4 Engine market share is 64% I4 Engine growth primarily in developing countries Source:  AUTOFACTS Global Light Vehicle Outlook 2006 Q2 Release Metaldyne production is heavily weighted to V6 and V8 engine production I4 engines dominate Europe, Asia and developing markets Metaldyne’s new technologies and processes are accelerating growth in the I-4 market World Cylinder Production 0 50,000,000 100,000,000 150,000,000 200,000,000 250,000,000 300,000,000 350,000,000 2005 2006 2007 2008 Calendar Year Number of Cylinders I6 I3 V8 V6 I4 Metaldyne Con Rod Production 0 10,000,000 20,000,000 30,000,000 40,000,000 50,000,000 60,000,000 2003 2004 2005 2006 Calendar Year Number of Cylinders V8 V6 I4

NEW MATERIAL IRON Material Attributes High Strength Tensile & Yield Strength higher than D7003 Contributes to weight reduction High Ductility Elongation similar to D4512 Suitable for suspension safety components Low Manufacturing Cost “As-Cast” Process Applicable to ongoing manufacturing process Similar machinability to D5507 Benefits Convert from Ductile Iron (Weight Reduction) Convert from Steel Forging (Cost Reduction) Machinability Costs - High Strength Materials (Weight Reduction) 42 0 100 200 300 400 500 600 700 Hyper Ductile D4512 D5507 A356-T6 0% 2% 4% 6% 8% 10% 12% 14% Yield (MPa) Tensile (MPa) Elongation %

NEW MATERIAL IRON: COMPARISON

- **Ductile Iron to Cast Aluminum**
  - Cost vs. Weight Delta = **+50% Cost vs. -40% Weight**
- **Ductile Iron to New Material Iron**
  - Cost vs. Weight Delta = **+0% Cost vs. -15% Weight**
- **Cast Aluminum to New Material Iron**
  - Cost vs. Weight Delta = **-50% Cost vs. +30% Weight**
- **Forged Steel to New Material Iron**
  - Cost vs. Weight Delta = **-25% Cost vs. 0% Weight**

43 ASAHI TEC

NEW MATERIAL IRON DESIGN COMPARISON New Material Iron Conversion Base Design (Ductile Iron GGG40) 7.4 kg Casting 6.4 kg Machined Fatigue Life 3.44 Durability Cycles Optimized New Material Iron Design 6.6 kg Casting 5.6 kg Machined Fatigue Life 6.78 Durability Cycles Benefits Improved durability Improved bearing retention under impact load Reduced ovalization of lower ball joint (Pinch) under impact loads Reduced upper strut deformation under peak loads Reduced weight 44